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                         UNITED SECURITY BANCORPORATION



                                  Exhibit 10.2

                  Form of Salary Continuation Program Agreement

                     EXECUTIVE SALARY CONTINUATION AGREEMENT

THIS AGREEMENT, made and entered into this ________________________ , by and between ______________________ a corporation organized and existing under the laws of the State of Washington, (hereinafter called the Corporation) and _______________________________ (hereinafter called the Executive).

WITNESSETH:

WHEREAS, the Executive is in the employ of the Corporation, serving as its _____________________________ ; and

WHEREAS, the experience of the Executive, his or her knowledge of the affairs of the Corporation, his or her reputation and contacts in the industry are so valuable that assurance of his or her continued service is essential for the future growth and profits of the Corporation and it is in the best interests of the Corporation to arrange terms of continued employment for the Executive so as to reasonably assure his or her remaining in the Corporation's employment during his or her lifetime or until the age of retirement; and

WHEREAS, it is the desire of the Corporation that his or her services be retained as herein provided; and

WHEREAS, the Executive is willing to continue in the employ of the Corporation provided the Corporation agrees to pay him or her or his or her beneficiaries certain benefits in accordance with the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the services to be performed in the future as well as the mutual promises and covenants herein contained, it is agreed as follows:

                                   ARTICLE 1.

1.1) Beneficiary - The term Beneficiary shall mean the person or persons whom the Executive shall designate in writing to receive the benefits provided hereunder.

1.2) Disability - The term Disability shall mean an inability to substantially perform the usual and regular duties performed by the Executive as an employee of the Corporation. Such disability may be caused by either illness or injury and includes mental disabilities. For purposes of this Agreement the determination of the Executive's disability shall be made solely by the Board of Directors of the Corporation without participation by the alleged disabled Executive. Such a determination by the Board of Directors shall be final and conclusive on all parties hereto.

1.3) Named Fiduciary and Plan Administrator - The Named Fiduciary and Plan Administrator of this plan shall be the Corporation.

                                   ARTICLE 2.

2.1) Employment - The Corporation agrees to employ the Executive in such capacity as the Corporation may from time to time determine. The Executive will continue in the employ of the Corporation in such capacity and with such duties and responsibilities as may be assigned to him or her, and with such compensation as may be determined from time to time by the Board of Directors of the Corporation.

2.2) Full Efforts - The Executive agrees to devote his or her full time and attention exclusively to the business and affairs of the Corporation, except during vacation periods, and to use his or her best efforts to furnish faithful and satisfactory services to the Corporation. The Director agrees to devote his or her time as requested by the Corporation and to use his or her best efforts to furnish faithful and satisfactory services to the Corporation.

2.3) Fringe Benefit - The salary continuation benefits provided by this Agreement are granted by the Corporation as a fringe benefit to the Executive and are not part of any salary reduction plan or any arrangement deferring a bonus or a salary increase. The Executive has no option to take any current payment or bonus in lieu of these salary continuation benefits.

                                   ARTICLE 3.

3.1) Retirement - If the Executive shall continue in the employment of the Corporation until he or she attains the age of sixty-five (65), he or she may retire from active daily employment as of the first day of the month next following attainment of age sixty-five (65) or upon such later date as may be mutually agreed upon by the Executive and the Corporation.

     01) The Executive shall have the right to negotiate with the Corporation an early retirement, provided the Executive has satisfied the vesting requirements.



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                         UNITED SECURITY BANCORPORATION



3.2) Payment - The Corporation agrees that upon such retirement it will pay to the Executive the annual sum of _______________________ (____________), payable monthly on the first day of each month following such retirement for a period of one hundred twenty (120) months; subject to the conditions and limitations hereinafter set forth. The ____________________________ ( ____________________ )
annual payment amount may be adjusted as of the first year in which it is to be paid to reflect changes in the federally determined cost-of-living index. However, the Corporation is not obligated hereunder to make any such adjustment. Also, it should be noted that under 3.1 (01) this amount could be renegotiated under early retirement provisions.

3.3) Death After Retirement - The Corporation agrees that if the Executive shall so retire, but shall die before receiving the full amount of monthly payments to which he or she is entitled hereunder, it will continue to make such monthly payments to the Executive's designated Beneficiary for the remaining period. If a valid Beneficiary Designation is not in effect, the payments shall be made to the Executive's surviving spouse or, if none, said payments shall be made to the duly qualified personal representative, executor or administrator of his or her estate.

                                   ARTICLE 4.

4.1) Death Prior to Retirement - In the event the Executive should die while actively employed by the Corporation at any time after the date of this Agreement, but prior to his or her attaining the age of sixty-five (65) years, the Corporation will pay the annual sum of __________________
(________________ ) per year to the Executive's designated
Beneficiary in equal monthly installments for a period of one hundred twenty
(120) months. If a valid Beneficiary Designation is not in effect, the payments shall be made to the Executive's surviving spouse or, if none, said payments shall be made to the duly qualified personal representative, executor or administrator of his or her estate The said monthly payments shall begin the first day of the month following the month of the decease of the Executive. Provided, however, that anything hereinabove to the contrary notwithstanding, no death benefit shall be payable hereunder if it is determined that the Executive's death was caused by suicide on or before February 1, 1999.

4.2) Disability Prior to Retirement - In the event the Executive should become disabled while actively employed by the Corporation at any time after the date of this Agreement but prior to his or her attaining the age of sixty-five (65) years, the Executive will be considered to be one hundred percent (100%) vested in the amount set forth in Schedule A attached hereto and made a part hereof. Said amount shall be paid to the Executive in accordance with the ten-year payment schedule attached to begin at age sixty-five (65) or earlier, as agreed by the disabled executive and the Corporation. However, the Corporation is not obligated to change the terms of the original agreement. Said payment shall be in lieu of any other retirement or death benefit under this Agreement.

                                   ARTICLE 5.

5.1) Termination of Employment - The Corporation reserves the right to terminate the employment of the Executive at any time prior to retirement. IF THE EXECUTIVE IS INVOLUNTARILY TERMINATED BY THE CORPORATION FOR REASONABLE CAUSE (I.E. ACTS OF DISHONESTY, DISLOYALTY, ILLEGALITY OR MORAL TURPITUDE ADVERSELY AFFECTING THE CORPORATION OR REPEATED FAILURE OR REFUSAL TO FOLLOW REASONABLE DIRECTIONS FROM THE BOARD FOLLOWING A WRITTEN WARNING), THE AGREEMENT SHALL TERMINATE UPON THE DATE OF SUCH TERMINATION OF EMPLOYMENT. IN THE EVENT THE EXECUTIVE VOLUNTARILY TERMINATES EMPLOYMENT WITH THE CORPORATION PRIOR TO HIS OR HER ATTAINING AGE SIXTY-FIVE (65), OTHER THAN BY REASON OF HIS OR HER DISABILITY OR HIS OR HER DEATH, THEN THIS AGREEMENT SHALL TERMINATE UPON THE DATE OF SUCH TERMINATION OF EMPLOYMENT. Provided, however, that the Executive shall be entitled to the following benefits under the following circumstances:

        (01) If the Executive has been employed by the Corporation for a period of at least six (6) continuous years from date of employment at the time this agreement was entered into, the Executive will be considered to be vested in twenty percent (20%) of the amount set out in Schedule A attached hereto and made apart hereof and shall become vested in an additional twenty percent (20%) of said amount for each succeeding year thereafter until he or she becomes one hundred percent (100%) vested. If the Executive has been employed by the Corporation for a period of less than six (6) continuous years from and after the time this Agreement was entered into, the Executive will not be



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                         UNITED SECURITY BANCORPORATION

considered to be vested in any benefit hereunder and shall be entitled to no benefits under this Agreement. If the Executive has been employed by the Corporation for a period of at least ten (10) continuous years from date of employment, the Executive will be one hundred percent (100%) vested. If the Executive's employment is terminated under the provisions of this Section 5.1, the Corporation will pay the Executive's vested amount upon such terms and conditions and commencing no later than age sixty-five (65), subject to the conditions of Article 10 of this agreement.

        (02) Anything hereinabove to the contrary notwithstanding, if the Executive is not fully vested in the amount set forth in Schedule A, he or she will become fully vested in the amount in the event of a transfer in the controlling ownership or sale of the Corporation or its parent corporation and shall be entitled to the full amount set forth in Schedule A, upon the terms and conditions hereof.

                                   ARTICLE 6.

6.1) Termination of Agreement by Reason of Changes in Law - The Corporation is entering into this Agreement upon the assumption that certain existing tax laws will continue in effect in substantially their current form. In the event of any changes in such federal laws the Corporation shall have an option to terminate or modify this Agreement. Provided, however, that the Executive shall be entitled to at least the same amount as he would have been entitled to under
Section 4.2 relating to disability. The payment of said amount shall be made upon such terms and conditions and at such time as the Corporation shall determine, but in no event commencing later than age sixty-five (65).

                                   ARTICLE 7.

7.1) Nonassignable - Neither the Executive, his or her spouse, nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commit, modify, or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance, owed by the Executive or his or her beneficiary or any of them, or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

                                   ARTICLE 8.

8.1) Claims Procedure - The Corporation shall make all determinations as to the rights to benefits under this Agreement. Any decision by the Corporation denying a claim by the Executive or his or her beneficiary for benefits under this Agreement shall be stated in writing and delivered or mailed to the Executive or such beneficiary. Such decision shall set forth the specific reasons for the denial, written to the best of the Corporation's ability in a manner calculated to be understood without legal or actuarial counsel. In addition, the Corporation shall provide a reasonable opportunity to the Executive or such beneficiary for full and fair review of the decision denying such claim.

                                   ARTICLE 9.

9.1) Unsecured General Creditor - The Executive and his or her beneficiary shall have no legal right or equitable rights, interests, or claims in or to any property or assets of the Corporation. No assets of the Corporation shall be held under any trust for the benefit of the Executive or his or her beneficiaries or held in any way as security for the fulfilling of the obligations of the Corporation under this plan. All of the Corporation's assets shall be and remain the general, unpledged, unrestricted assets of the Corporation. The Corporation's obligation under this plan shall be that of an unfunded and unsecured promise to pay money in the future. Executives and their beneficiaries shall be unsecured general creditors with respect to any benefits hereunder.



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                         UNITED SECURITY BANCORPORATION



                                   ARTICLE 10.

10.1) Reorganization - The Corporation shall not merge or consolidate into or with another Corporation, or reorganize, or sell substantially all of its assets to another corporation, firm, or person unless and until such succeeding or continuing corporation, firm, or person agrees to assume and discharge the obligations of the Corporation under this Agreement. Upon the occurrence of such event, the term "Corporation" as used in this Agreement shall be deemed to refer to such successor or survivor corporation.

                                   ARTICLE 11.

11.1) Benefits and Burdens - This Agreement shall be binding upon and inure to the benefit of the Executive and his or her personal representatives, and the Corporation and any successor organization which shall succeed to substantially all of its assets and business.

                                   ARTICLE 12.

12.1) Not a Contract of Employment - This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Corporation to discharge the Executive, or restrict the right of the Executive to terminate his or her employment. Nothing contained herein shall be construed as a modification or amendment of the employee handbook of United Security Bancorporation, as the same may be amended from time to time. All provisions contained herein shall be construed consistent with the provisions of said employee handbook, and in the event of any inconsistencies, the handbook shall govern.

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed by its proper officer and the Executive has hereunto set his hand at , the day and year first above written.

By:
        William C. Dashiell
Its:  Chairman

EXECUTIVE:

_____________________________

                         BENEFICIARY DESIGNATION NOTICE

To the Plan Administrator of the United Security Bank Executive Salary Continuation Agreement: Pursuant to the Provisions of my Executive Salary Continuation Agreement with United Security Bank permitting the designation of a beneficiary or beneficiaries by a participant, I hereby designate the following persons and entities as primary and secondary beneficiaries of any benefit under said Agreement payable by reason of my death.

Primary Beneficiary:

Name

Address _____________________________ Relationship

Contingent Beneficiary:

Name

Address _____________________________ Relationship

THE RIGHT TO REVOKE OR CHANGE ANY BENEFICIARY DESIGNATION IS HEREBY RESERVED. ALL PRIOR DESIGNATIONS, IF ANY, OF BENEFICIARIES AND SECONDARY BENEFICIARIES ARE HEREBY REVOKED.

The Plan Administrator shall pay all sums payable under the Agreement by reason of my death to the Primary Beneficiary, if he or she survives me, and if no Primary Beneficiary shall survive me, then to the Secondary Beneficiary, and if no named beneficiary survives me, then the Plan Administrator shall pay all amounts in accordance with the terms of the Executive Salary Continuation Agreement. In the event that a named beneficiary survives me and dies prior to receiving the entire benefit payable under said Agreement, then and in that event the remaining unpaid benefit, payable according to the terms of the Agreement, shall be payable to the personal representative of the estate of said deceased beneficiary, who survive me, but die prior to receiving the total benefit.


___________________
Date of Designation                         Signature of Executive



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                         UNITED SECURITY BANCORPORATION



                             Form of Salary Continuation Program Agreement
                            Exhibit A of Agreement for William C. Dashiell
Plan Year                           Amount in Which Vesting Occurs
---------                           ------------------------------
65                                          $39,600.00
66                                          $39,600.00
67                                          $39,600.00
68                                          $39,600.00
69                                          $39,600.00
70                                          $39,600.00
71                                          $39,600.00
72                                          $39,600.00
73                                          $39,600.00
74                                          $39,600.00

                              Exhibit A of Agreement for Daniel P. Murray
Plan Year                           Amount in Which Vesting Occurs
---------                           ------------------------------
65                                          $40,800.00
66                                          $40,800.00
67                                          $40,800.00
68                                          $40,800.00
69                                          $40,800.00
70                                          $40,800.00
71                                          $40,800.00
72                                          $40,800.00
73                                          $40,800.00
74                                          $40,800.00

                            Exhibit A of Agreement for Duane L. Brandenburg
Plan Year                           Amount in Which Vesting Occurs
---------                           ------------------------------
65                                          $51,745.00
66                                          $51,745.00
67                                          $51,745.00
68                                          $51,745.00
69                                          $51,745.00
70                                          $51,745.00
71                                          $51,745.00
72                                          $51,745.00
73                                          $51,745.00
74                                          $51,745.00



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